Exhibit 10.2
Service Corporation International
Floating Rate Series A Senior Notes Due November 28, 2011
Floating Rate Series B Senior Notes Due November 28, 2011
FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT
As of June 11, 2007
The Noteholders Named on
the Signature Page hereto (the “Noteholders”)
Ladies and Gentlemen:
     SERVICE CORPORATION INTERNATIONAL, a Texas corporation (together with its permitted successors and assigns, the “Company”), and each of the undersigned Guarantors (the Guarantors and the Company hereby referred to as, the “Obligors”), agree with you as follows:
1. BACKGROUND.
     Pursuant to that certain Note Purchase Agreement (as in effect immediately prior to the effectiveness of this Agreement (as defined below), the “Existing Note Purchase Agreement;” and, as amended hereby, the “Note Purchase Agreement”), dated November 28, 2006, by and among the Company and each of the Noteholders, the Company issued $50,000,000 in aggregate principal amount of its Floating Rate Series A Senior Notes due November 28, 2011 and $150,000,000 in aggregate principal amount of its Floating Rate Series B Senior Notes due November 28, 2011 (collectively, the “Notes”). The aggregate principal amount of the Notes outstanding on the date hereof is held by the Noteholders. The Obligors have requested that the Noteholders agree to amend the Existing Note Purchase Agreement as set forth herein. The Noteholders have, subject to the satisfaction of the conditions set forth in Section 5 of this Agreement, consented to such request. The mutual agreement of the parties as to such matters is set forth in this First Amendment to Note Purchase Agreement (this “Agreement”).
2. DEFINED TERMS.
     Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Existing Note Purchase Agreement.
3. AMENDMENTS.
     The Noteholders and the Company hereby agree that, subject to Section 5 hereof, the Existing Note Purchase Agreement is hereby amended as follows (the “Amendments”):
     (a) Section 10.9(a) of the Existing Note Purchase Agreement is amended and restated in its entirety as follows:

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     “(a) The Company will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment except (i) that any Subsidiary may make any Restricted Payment to the Company or any other Subsidiary (provided that neither the Company nor any Guarantor may make any Restricted Payment to a Subsidiary that is not a Guarantor) and (ii) as otherwise provided herein. As used herein, “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any option, warrant or other right to acquire any such Equity Interests. On any date that the Leverage Ratio, calculated as set forth below, is greater than 3.75 to 1.0, and so long as no Default or Event of Default exists at the time, or is created as a result of any such dividend, the Company may declare and pay dividends with respect to its Equity Interests not to exceed $50,000,000 in the aggregate in the twelve month period immediately preceding the date of such proposed dividend (including such proposed dividend in the calculation of such aggregate amount but excluding therefrom any dividend in excess of a rate of $12,500,000 per fiscal quarter declared when, on the date of its declaration, the Leverage Ratio was less than or equal to 3.75 to 1.0). On any date that the Leverage Ratio, calculated as set forth below, is less than or equal to 3.75 to 1.0, and so long as no Default or Event of Default exists at the time or is created as a result of any Restricted Payment, the provisions of this section will not apply to Restricted Payments. The Leverage Ratio will be determined pursuant to the most recently quarterly compliance certificate delivered pursuant to Section 7.2; provided, that if such ratio decreases below 3.75 to 1.0 during any quarter solely as a result of a decrease in outstanding Indebtedness or an increase in unrestricted cash of the Company and all of its Subsidiaries, then such ratio, until the next quarterly compliance certificate, for purposes of this clause (a) may, at the Company’s option, be determined pursuant to a certificate calculating such ratio and executed by an officer of the Company and delivered to each of the holders of Notes.”
     (b) Section 10.9(b) of the Existing Note Purchase Agreement is amended and restated in its entirety as follows:
     “(b) [Reserved].”
     (c) The definition of “Leverage Ratio” in Schedule B of the Existing Note Purchase Agreement is amended and restated in its entirety as follows:
     ““Leverage Ratio” means, on any date, the ratio of the consolidated total Indebtedness of the Company and its Subsidiaries net of unrestricted cash on hand of the Company and its Subsidiaries in excess of $25,000,000, calculated as of such date, to EBITDA for the period of four fiscal quarters of the Company then most recently ended.”

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4. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.
     To induce the Noteholders to enter into this Agreement, the Company represents and warrants that the representations and warranties contained in Section 5 of the Existing Note Purchase Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except if and to the extent that it relates to an earlier date, in which case such representation and warranty shall be true as of such earlier date). The Company hereby certifies that no event has occurred and is continuing which constitutes a Default or Event of Default. None of the Obligors nor any of their respective Subsidiaries has paid any fee or other consideration to the lenders under the Credit Agreement in connection with the Agreement and First Amendment to Credit Agreement referred to in Section 5(d).
5. EFFECTIVENESS.
     The Amendments shall become effective only upon the date of the satisfaction in full of the following conditions precedent (the “Effective Date”):
     (a) the Obligors and the Required Holders shall have executed and delivered a counterpart of this Agreement;
     (b) the representations and warranties set forth in Section 4 hereof shall be true and correct on such date;
     (c) the Obligors shall have authorized, by all necessary corporate, limited liability company or partnership action, as applicable, the execution and delivery of this Agreement and the performance of all obligations of the Obligors, and the satisfaction by the Obligors of all closing conditions, set forth in this Section 5;
     (d) the Company shall have delivered to the Noteholders a fully-executed copy of that certain Agreement and First Amendment to Credit Agreement, dated on or about the date hereof, among the Obligors and certain lending institutions party thereto;
     (e) the Obligors shall have paid the fees and expenses of the Noteholders’ special counsel pursuant to an estimated invoice delivered to the Company on or about the date hereof; and
     (f) all proceedings taken in connection with this Agreement and all documents and papers relating thereto shall be satisfactory to the Noteholders and their special counsel, and the Noteholders and their special counsel shall have received copies of such documents and papers as they or their special counsel may reasonably request in connection herewith.
6. EXPENSES.
     Whether or not the Amendments become effective, the Company will pay all reasonable fees, expenses and costs relating to this Agreement, including, but not limited to, (a) the reasonable cost of reproducing this Agreement and the other documents delivered in connection herewith and (b) the reasonable fees and disbursements of the Noteholders’ special counsel,

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Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Agreement. Nothing in this Section 6 shall limit the Obligors’ obligations under Section 15 of the Note Purchase Agreement.
7. MISCELLANEOUS.
     7.1. Part of Note Purchase Agreement, Ratification and Confirmation.
     This Agreement shall be construed in connection with and as a part of the Existing Note Purchase Agreement and, except as expressly amended by this Agreement, all terms, conditions and covenants contained in the Existing Note Purchase Agreement and the Notes are hereby ratified and confirmed and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to the Existing Note Purchase Agreement and the Notes without making specific reference to this Agreement, but nevertheless all such references shall include this Agreement unless the context otherwise requires.
     7.2. Counterparts; Effectiveness.
     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Delivery of an executed signature page by facsimile transmission or email shall be effective as delivery of a manually signed counterpart of this Agreement.
     7.3. Successors and Assigns.
     All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any transferee) whether so expressed or not.
     7.4. Governing Law.
     THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
     7.5. Confirmation of Guaranty Agreements.
     By executing this Agreement each of the Guarantors acknowledges having taken cognizance of the foregoing and recognizes and confirms that (a) its Guaranty Agreement continues in full force and effect notwithstanding the Amendments and (b) the indebtedness, liabilities and obligations of the Company under the Note Purchase Agreement, constitute indebtedness, liabilities and obligations guaranteed under such Guaranty Agreement. Nothing in this Agreement extinguishes, novates or releases any right, claim, or entitlement of any of the Noteholders created by or contained in the Note Purchase Agreement, the Notes or any Guaranty

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Agreement nor is the Company or any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein, except as such covenants and obligations are specifically amended by this Agreement.
[Remainder of page intentionally left blank. Next page is signature page.]

     If you are in agreement with the foregoing, please so indicate by signing the agreement below on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement among you and the Obligors.

Very truly yours,

COMPANY:

SERVICE CORPORATION INTERNATIONAL

By:	/s/ Eric D. Tanzberger

Name:	Eric D. Tanzberger
Title:	Senior Vice President & Chief Financial Officer

GUARANTORS:

SCI MANAGEMENT L.P.
By:	SCI ADMINISTRATIVE SERVICES, LLC, its General Partner

By: /s/ Curtis G. Briggs

Name: Curtis G. Briggs
Title: Vice President

SCI EASTERN MARKET SUPPORT CENTER, L.P.
By:	SCI EOPS HQ, INC., its General Partner

By:	/s/ Curtis G. Briggs

Name:	Curtis G. Briggs
Title:	Vice President

SCI HOUSTON MARKET SUPPORT CENTER, L.P.
By:	SCI HOUSTON HUB, INC., its General Partner

By:	/s/ Curtis G. Briggs

Name:	Curtis G. Briggs
Title:	Vice President

ALDERWOODS (TEXAS) L.P.
By:	ALDERWOODS (PARTNER), INC., General Partner

By: /s/ Curtis G. Briggs

Name: Curtis G. Briggs
Title: Vice President

DIRECTORS (TEXAS) L.P.
By:	DSP GENERAL PARTNER, INC., General Partner

By: /s/ Curtis G. Briggs

Name: Curtis G. Briggs
Title: Vice President

TEXAS MARKER, L.P.
By:	SCI TEXAS FUNERAL SERVICES, INC., General Partner

By: /s/ Curtis G. Briggs

Name: Curtis G. Briggs
Title: Vice President

REMEMBRANCE MEMORIAL TRADITIONS, LLC

By:	/s/ Ralph Destefano

Name:	Ralph Destefano
Title:	Manager

PROFESSIONAL FUNERAL TRADITIONS, LLC
By:	/s/ Ralph Destefano
Name:	Ralph Destefano
Title:	Manager

MR ADVERTISING AGENCY, LLC
By:	/s/ Judith M. Marshall
Name:	Judith M. Marshall
Title:	Manager

EACH OF THE OTHER SUBSIDIARIES LISTED ON SCHEDULE A HERETO
By:	/s/ Curtis G. Briggs
Name:	Curtis G. Briggs
Title:	President / Vice President

PINEY GROVE, LLC
By:	/s/ Edward A. Fowler
Name:	Edward A. Fowler
Title:	Manager

STORMY SKY, LLC
By:	/s/ Curtis G. Briggs
Name:	Curtis G. Briggs
Title:	Manager

NOTEHOLDERS:

This Agreement is hereby accepted and agreed to as of the date hereof:

AIG ANNUITY INSURANCE COMPANY
FIRST SUNAMERICA LIFE INSURANCE COMPANY
AMERICAN INTERNATIONAL GROUP, INC.
By:	AIG Global Investment Corp., investment adviser

By:

Name:
Title:

HARTFORD LIFE INSURANCE COMPANY
By:	Hartford Investment Management Company Its Agent and Attorney-in-Fact

By: /s/ Daniel C. Leimbach
Name: Daniel C. Leimbach
Title: Senior Vice President

THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF THE HARTFORD FLOATING RATE FUND
By:	Hartford Investment Management Company Its Sub-advisor

By: /s/ Daniel C. Leimbach
Name: Daniel C. Leimbach
Title: Senior Vice President

AEGON GLOBAL INSTITUTIONAL MARKETS, PLC

By:	/s/ Bill Henricksen
Name:	Bill Henricksen
Title:	Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: Name:	/s/ Brian N. Thomas Brian N. Thomas
Title:	Vice President

ALLSTATE LIFE INSURANCE COMPANY

By: Name:	/s/ Robert B. Bodett ROBERT B. BODETT

By: Name:	/s/ Jerry D. Zinkula JERRY D. ZINKULA
Authorized Signatories

ING USA ANNUITY AND LIFE INSURANCE COMPANY ING LIFE INSURANCE AND ANNUITY COMPANY RELIASTAR LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent

By:
Name:
Title:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY By: CIGNA Investments, Inc. (authorized agent)

By: Name:	/s/ Leonard Mazlish Leonard Mazlish
Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA By: CIGNA Investments, Inc. (authorized agent)

By: Name:	/s/ Leonard Mazlish Leonard Mazlish
Title:	Managing Director

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

	By: Name:	/s/ Alexander Alotow Alexander Alotow
	Title:	Vice President

CASTLE HILL I-IGNOTS, LTD. By: Sankaty Advisors, LLC as Collateral Manager

By: Name:	/s/ Alan K. Halfenger Chief Compliance Officer
Title:	Assistant Secretary

CASTLE HILL II-IGNOTS, LTD. By: Sankaty Advisors, LLC as Collateral Manager

By: Name:	/s/ Alan K. Halfenger Chief Compliance Officer
Title:	Assistant Secretary

CASTLE HILL III CLO, LTD. By: Sankaty Advisors, LLC as Collateral Manager

By: Name:	/s/ Alan K. Halfenger Chief Compliance Officer
Title:	Assistant Secretary

RACE POINT CLO, LIMITED By: Sankaty Advisors, LLC as Collateral Manager

By: Name:	/s/ Alan K. Halfenger Chief Compliance Officer
Title:	Assistant Secretary

RACE POINT II CLO, LIMITED By: Sankaty Advisors, LLC as Collateral Manager

By: Name:	/s/ Alan K. Halfenger Chief Compliance Officer
Title:	Assistant Secretary

AVERY POINT CLO, LIMITED By: Sankaty Advisors, LLC as Collateral Manager

By: Name:	/s/ Alan K. Halfenger Chief Compliance Officer
Title:	Assistant Secretary

LOAN FUNDING XI LLC By: Sankaty Advisors, LLC as Collateral Manager

By: Name:	/s/ Alan K. Halfenger Chief Compliance Officer
Title:	Assistant Secretary

CHATHAM LIGHT II CLO, LIMITED By: Sankaty Advisors, LLC as Collateral Manager

By: Name:	/s/ Alan K. Halfenger Chief Compliance Officer
Title:	Assistant Secretary

KATONAH III, LTD. By: Sankaty Advisors, LLC as Sub-Advisor

By: Name:	/s/ Alan K. Halfenger Chief Compliance Officer
Title:	Assistant Secretary

KATONAH IV, LTD. By: Sankaty Advisors, LLC as Sub-Advisor

By: Name:	/s/ Alan K. Halfenger Chief Compliance Officer
Title:	Assistant Secretary

PRINCIPAL LIFE INSURANCE COMPANY
By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By: Name:	/s/ Colin Pennycooke COLIN PENNYCOOKE, Counsel
Title:

	By: Name: Title:	/s/ Alan P. Kress ALAN P. KRESS, Counsel

AMERICAN HEALTH AND LIFE INSURANCE COMPANY
By:	Conning Asset Management Company, its Investment Manager

	By: Name:	/s/ Robert M. Mills Robert M. Mills
	Title:	Director

PRIMERICA LIFE INSURANCE COMPANY
By:	Conning Asset Management Company, its Investment Manager

	By: Name: Title:	/s/ Robert M. Mills Robert M. Mills Director

NATIONAL BENEFIT LIFE INSURANCE COMPANY
By:	Conning Asset Management Company, its Investment Manager

	By: Name:	/s/ Robert M. Mills Robert M. Mills
	Title:	Director

BANC OF AMERICA SECURITIES LLC

By: Name:	Joshua B Pruitt
Title:	Associate

STONEY LANE FUNDING I LTD.
By:	HILLMARK CAPITAL MANAGEMENT, L.P., as Collateral Manager

	By: Name:	/s/ Kevin Cuskley Kevin Cuskley
	Title:	Senior Portfolio Manager

SCHEDULE A
ADDITIONAL GUARANTORS
ADMINISTRATION SERVICES, INC.
ADVANCE FUNERAL INSURANCE SERVICES
ADVANCE PLANNING OF AMERICA, INC.
ADVANCED PLANNING (ALABAMA), INC.
ADVANCED PLANNING OF GEORGIA, INC.
AFFILIATED FAMILY FUNERAL SERVICE, INC.
ALDERWOODS (ALABAMA), INC.
ALDERWOODS (ALASKA), INC.
ALDERWOODS (ARIZONA), INC.
ALDERWOODS (ARKANSAS), INC.
ALDERWOODS (CHICAGO CENTRAL), INC.
ALDERWOODS (CHICAGO NORTH), INC.
ALDERWOODS (COLORADO), INC.
ALDERWOODS (COMMISSIONER), INC.
ALDERWOODS (CONNECTICUT), INC.
ALDERWOODS (DELAWARE), INC.
ALDERWOODS (GEORGIA) HOLDINGS, INC.
ALDERWOODS (GEORGIA), INC.
ALDERWOODS (IDAHO), INC.
ALDERWOODS (ILLINOIS), INC.
ALDERWOODS (INDIANA), INC.
ALDERWOODS (KANSAS), INC.
ALDERWOODS (KENTUCKY), INC.
ALDERWOODS (LOUISIANA), INC.
ALDERWOODS (MARYLAND), INC.
ALDERWOODS (MASSACHUSETTS), INC.
ALDERWOODS (MICHIGAN), INC.
ALDERWOODS (MINNESOTA), INC.
ALDERWOODS (MISSISSIPPI), INC.
ALDERWOODS (MISSOURI), INC.
ALDERWOODS (MONTANA), INC.
ALDERWOODS (NEVADA), INC.
ALDERWOODS (NEW MEXICO), INC.
ALDERWOODS (NEW YORK), INC.
ALDERWOODS (NORTH CAROLINA), INC.
ALDERWOODS (OHIO) CEMETERY MANAGEMENT, INC.
ALDERWOODS (OHIO) FUNERAL HOME, INC.
ALDERWOODS (OKLAHOMA), INC.
ALDERWOODS (OREGON), INC.
ALDERWOODS (PARTNER), INC.
ALDERWOODS (PENNSYLVANIA), INC.
ALDERWOODS (RHODE ISLAND), INC.

ALDERWOODS (SOUTH CAROLINA), INC.
ALDERWOODS (TENNESSEE), INC.
ALDERWOODS (TEXAS) CEMETERY, INC.
ALDERWOODS (TEXAS), INC.
ALDERWOODS (VIRGINIA), INC.
ALDERWOODS (WASHINGTON), INC.
ALDERWOODS (WEST VIRGINIA), INC.
ALDERWOODS (WISCONSIN), INC.
ALDERWOODS GROUP (CALIFORNIA), INC.
ALDERWOODS GROUP, INC.
ALDERWOODS LIFE INSURANCE GROUP, INC.
AMERICAN BURIAL AND CREMATION CENTERS, INC.
AMG, INC.
AUMAN FUNERAL HOME, INC.
AUMAN’S, INC.
BAMFH, INC.
BENNETT-EMMERT-SZAKOVITS FUNERAL HOME, INC.
BRIGHT UNDERTAKING COMPANY
BURGEE-HENSS-SEITZ FUNERAL HOME, INC.
CALIFORNIA CEMETERY AND FUNERAL SERVICES, LLC
CAROTHERS HOLDING COMPANY, INC.
CEMCARE, INC.
CHAPEL HILL MEMORIAL GARDENS & FUNERAL HOME LTD.
CHARLES S. ZEILER & SON, INC.
CHAS. PETER NAGEL INC.
CHICAGO CEMETERY CORPORATION
CHRISTIAN FUNERAL SERVICES, INC.
CORAL RIDGE FUNERAL HOME AND CEMETERY, INC.
DANZANSKY-GOLDBERG MEMORIAL CHAPELS, INC.
DIGNITY MEMORIAL NETWORK, INC.
DIRECTORS CEMETERY (TEXAS), INC.
DIRECTORS SUCCESSION PLANNING II, INC.
DIRECTORS SUCCESSION PLANNING, INC.
DOBA-HABY INSURANCE AGENCY, INC.
DRMP HOLDINGS, INC.
DSP GENERAL PARTNER II, INC.
DSP GENERAL PARTNER, INC.
DUNWOOD CEMETERY SERVICE COMPANY
EAGLE FINANCIAL ASSOCIATES, INC.
EARTHMAN HOLDINGS, INC.
EARTHMAN LP, INC.
ECI ALABAMA SERVICES, LLC
ECI CAPITAL CORPORATION
ECI CEMETERY SERVICES OF GEORGIA, LLC
ECI CEMETERY SERVICES OF MARYLAND, LLC

ECI SERVICES OF MAINE, INC.
ECI SERVICES OF NEW HAMPSHIRE, INC.
ECI SERVICES OF SOUTH DAKOTA, INC.
ECI SERVICES OF VERMONT, INC.
ECI-CHAPEL HILL, INC.
ED MELENYZER CO.
EDWARD SAGEL FUNERAL DIRECTION, INC.
ELMWOOD ACQUISITION CORPORATION
ENSURE AGENCY OF PENNSYLVANIA, INC.
EVERGREEN FUNERAL HOME AND CEMETERY, INC.
FAMILY CARE, INC.
FHC REALTY, INC.
FLECK FUNERAL HOME, INC.
FLORIDA MARKER, LLC
FOUNTAINHEAD MEMORIAL PARK, LLC
FRANCIS F. SEIDEL, INC.
FUNERAL CORPORATION PENNSYLVANIA
FUNERAL SERVICE, INC.
FUNERAL SERVICES ACQUISITION GROUP, INC.
GABAUER FUNERAL HOME, INC.
GARDEN SANCTUARY ACQUISITION, INC.
GARDEN STATE CREMATORY, INC.
GARY L. KAUFMAN FUNERAL HOME AT MEADOWRIDGE MEMORIAL PARK, INC.
GARY L. KAUFMAN FUNERAL HOME SOUTHWEST, INC.
GEORGE WASHINGTON CEMETERY COMPANY, LLC
GRACELAND CEMETERY DEVELOPMENT CO.
GREEN SERVICE CORPORATION
H. SAMSON, INC.
H.P. BRANDT FUNERAL HOME, INC.
HAROLD B. MULLIGAN CO., INC.
HAWAIIAN MEMORIAL LIFE PLAN, LTD.
HFCC HOLDINGS, INC.
HFH, INC.
HFJC HOLDINGS, INC.
I. J. MORRIS, INC.
INVESTMENT CAPITAL CORPORATION
JOSEPH GAWLER’S SONS, INC.
JPH PROPERTIES, INC.
KADEK ENTERPRISES OF FLORIDA, INC.
KENYON INTERNATIONAL EMERGENCY SERVICES, INC.
KNEE FUNERAL HOME OF WILKINSBURG, INC.
LAKE VIEW MANAGEMENT COMPANY, INC.
LAKE VIEW MEMORIAL GARDENS, INC.
LAUGHLIN FUNERAL HOME, LTD.

LEMMON FUNERAL HOME OF DULANEY VALLEY, INC.
LEVITT WEINSTEIN MEMORIAL GARDENS, INC.
LIENKAEMPER CHAPELS, INC.
LINEBERRY GROUP, INC.
LORING BYERS FUNERAL DIRECTORS, INC.
MAKING EVERLASTING MEMORIES, L.L.C.
MAYFLOWER CORPORATE SERVICES, INC.
MAYFLOWER NATIONAL LIFE INSURANCE COMPANY
MEMORIAL GUARDIAN PLANS, INC.
MEMORIAL GUARDIAN PLANS, INC.
MFH, L.L.C.
MHI GROUP, INC.
MILLER-DIPPEL FUNERAL HOME, INC.
MORAN-ASHTON FUNERAL HOME, INC.
MOUNT AUBURN MEMORIAL PARK, INC.
MOUNT VERNON MEMORIAL PARK
NAPLES MEMORIAL GARDENS, INC.
NATIONAL CREMATION SERVICE, INC.
NEW YORK FUNERAL CHAPELS, INC.
NEW YORK MARKER, LLC
NINETEEN THIRTY-FIVE HOLDINGS, INC.
NORTHEAST MONUMENT COMPANY, INC.
NORTHERN LAND COMPANY, INC.
OAK WOODS MANAGEMENT COMPANY
OSIRIS HOLDING CORPORATION
OSIRIS HOLDING OF FLORIDA, INC.
PANOLA COUNTY RESTLAND MEMORIAL PARK, INC.
PHOENIX MEMORIAL PARK ASSOCIATION
PINEVIEW MEMORIAL PARK, INC.
PIONEER FUNERAL PLANS, INC.
POTEET HOLDINGS, INC.
PSI FUNDING, INC.
REEVES, INC.
RH CEMETERY CORP.
RH MORTUARY CORPORATION
RIDGEWOOD CEMETERY COMPANY, INC.
ROBERT DOUGLAS GOUNDREY FUNERAL HOME, INC.
ROBERT L. HENDRICKS FUNERAL HOME, INC.
ROHLAND FUNERAL HOME
ROSE HILLS COMPANY
ROSE HILLS HOLDINGS CORP.
ROSEDALE CEMETERY COMPANY
ROSEDALE FUNERAL CHAPEL, INC.
RUZICH FUNERAL HOME, INC.
RUZICH FUNERAL HOME, INC.

S & H PROPERTIES AND ENTERPRISES, INC.
SALVATORE AIR TRANSPORTATION CORP.
SCI ADMINISTRATIVE SERVICES, LLC
SCI ALABAMA FUNERAL SERVICES,INC.
SCI ALASKA FUNERAL SERVICES, INC.
SCI ARIZONA FUNERAL SERVICES, INC.
SCI ARKANSAS FUNERAL SERVICES, INC.
SCI CALIFORNIA FUNERAL SERVICES, INC.
SCI CAPITAL CORPORATION
SCI CERBERUS, LLC
SCI COLORADO FUNERAL SERVICES, INC.
SCI CONNECTICUT FUNERAL SERVICES, INC.
SCI EOPS HQ, INC.
SCI EXECUTIVE SERVICES, INC.
SCI FINANCIAL SERVICES, INC.
SCI FUNERAL & CEMETERY PURCHASING COOPERATIVE, INC.
SCI FUNERAL SERVICES OF FLORIDA, INC.
SCI FUNERAL SERVICES OF NEW YORK, INC.
SCI FUNERAL SERVICES, INC.
SCI GEORGIA FUNERAL SERVICES, INC.
SCI GEORGIA LAND, INC.
SCI HOUSTON HUB, INC.
SCI ILLINOIS SERVICES, INC.
SCI INDIANA FUNERAL SERVICES, INC.
SCI INTERNATIONAL LIMITED
SCI INVESTMENT SERVICES, INC.
SCI IOWA FINANCE COMPANY
SCI IOWA FUNERAL SERVICES, INC.
SCI KANSAS FUNERAL SERVICES, INC.
SCI KENTUCKY FUNERAL SERVICES, INC.
SCI LOAN SERVICES, LLC
SCI LOUISIANA FUNERAL SERVICES, INC.
SCI MARYLAND FUNERAL SERVICES, INC.
SCI MICHIGAN FUNERAL SERVICES, INC.
SCI MINNESOTA FUNERAL SERVICES, INC.
SCI MISSISSIPPI FUNERAL SERVICES, INC.
SCI MISSOURI FUNERAL SERVICES, INC.
SCI NEBRASKA FUNERAL SERVICES, INC.
SCI NEW JERSEY FUNERAL SERVICES, INC.
SCI NEW MEXICO FUNERAL SERVICES, INC.
SCI NORTH CAROLINA FUNERAL SERVICES, INC.
SCI OHIO FUNERAL SERVICES, INC.
SCI OKLAHOMA FUNERAL SERVICES, INC.
SCI OREGON FUNERAL SERVICES, INC.
SCI PENNSYLVANIA FUNERAL SERVICES, INC.

SCI RHODE ISLAND FUNERAL SERVICES, INC.
SCI SOUTH CAROLINA FUNERAL SERVICES, INC.
SCI SPECIAL, INC.
SCI TENNESSEE FUNERAL SERVICES, INC.
SCI TEXAS FINANCE COMPANY
SCI TEXAS FUNERAL SERVICES, INC.
SCI UTAH FUNERAL SERVICES, INC.
SCI VIRGINIA FUNERAL SERVICES, INC.
SCI WASHINGTON FUNERAL SERVICES, INC.
SCI WEST VIRGINIA FUNERAL SERVICES, INC.
SCI WESTERN MARKET SUPPORT CENTER, INC.
SCI WISCONSIN FUNERAL SERVICES, INC.
SECURITY TRUST PLANS, INC.
SENTINEL SECURITY PLANS, INC.
SOUTHEASTERN FUNERAL HOMES, INC.
ST. LAURENT FUNERAL HOME, INC.
STEPHENS BURIAL ASSOCIATION, INC.
STEPHENS FUNERAL BENEFIT ASSOCIATION, INC.
STEPHENS FUNERAL FUND, INC.
STERLING-ASHTON-SCHWAB FUNERAL HOME, INC.
STERLING-ASHTON-SCHWAB-WITZKE FUNERAL HOME OF CANTONVILLE, INC.
THE FRANK J. FISHER FUNERAL INSURANCE COMPANY
THE KNOLLWOOD CEMETERY COMPANY
THE PORTLAND MEMORIAL, INC.
THEO. C. AUMAN, INC.
THOMAS M. QUINN & SONS, INC.
THWEATT FUNERAL INSURANCE COMPANY, INC.
TYLER MEMORIAL FUNERAL HOME AND CHAPEL, INC.
UNISERVICE CORPORATION
UNIVERSAL MEMORIAL CENTERS I, INC.
UNIVERSAL MEMORIAL CENTERS II, INC.
UNIVERSAL MEMORIAL CENTERS III, INC.
UNIVERSAL MEMORIAL CENTERS V, INC.
UNIVERSAL MEMORIAL CENTERS VI, INC.
VANCOUVER FUNERAL CHAPEL, INC.
WACO MEMORIAL PARK, INC.
WASATCH LAND AND IMPROVEMENT COMPANY
WESTMINSTER GARDENS, INC.
WFG LIQUIDATION CORPORATION
WIEN & WIEN, INC.
WITZKE FUNERAL HOMES, INC.
WMP, INC.
WOODLAWN CEMETERY OF CHICAGO, INC.
WOODLAWN MEMORIAL PARK INC.

WORKMAN MILL INVESTMENT COMPANY
WPALM, Inc.
ZS ACQUISITION, INC.